Exhibit 10.56

SCHEDULE OF NAMED EXECUTIVE OFFICERS WHO HAVE ENTERED INTO THE 2018 FORM OF INDEMNIFICATION AGREEMENT AS SET FORTH IN EXHIBIT 10.55
NAME
Damon J. Audia
Judith L. Bacchus
Franklin Cardenas
Sanjay Chowbey
Michelle R. Keating
Carlonda R. Reilly
Patrick S. Watson